Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 19, 2009, NPC International, Inc. (“NPC” or the “Company”) completed the acquisition from Pizza Hut, Inc. and Pizza Hut of America, Inc. (collectively “PHI”) of 55 Pizza Hut units located in and around Denver, Colorado, referred to as the “Acquisition Units” or “Pizza Hut Restaurants”. On the same date, NPC completed the disposition to PHI of 42 Pizza Hut units located in and around Evansville, Indiana and Shreveport, Louisiana, collectively referred to as the “Disposition Units”. These transactions are collectively referred to herein as the “January 2009 Transactions.”

On December 8, 2008 the Company completed the acquisition from PHI of 191 Pizza Hut units located in Tampa, Florida; Cedar Rapids, Iowa; Kansas City, Missouri and North Atlanta, Georgia, and the Company completed the disposition to PHI of 70 Pizza Hut units located in Jacksonville, Florida; Jackson, Mississippi; Spokane, Washington and Savannah, Georgia (the “December 2008 Transactions”). Incorporated by reference as Exhibit 99.2 to this Form 8-K/A are the Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of NPC International, Inc. giving effect to the December 2008 Transactions.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of NPC have been developed by applying pro forma adjustments reflecting the acquisition of the Acquisition Units and the disposition of the Disposition Units in the January 2009 Transactions. In order to show the cumulative effect of the December 2008 Transactions and the January 2009 Transactions, the Unaudited Pro Forma Condensed Consolidated Financial Statements show the effect of the January 2009 Transactions on the combined pro forma consolidated balance sheets and combined pro forma consolidated statements of income of the Company (which give effect to the December 2008 Transactions) set forth in the Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of the Company incorporated herein by reference as Exhibit 99.2 to this Form 8-K/A.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 23, 2008 gives effect to the January 2009 Transactions as if they had occurred on September 23, 2008. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 23, 2008 and for the 52 weeks ended December 25, 2007 give effect to the acquisition of the Acquisition Units as if they had occurred on December 27, 2006. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 23, 2008, 52 weeks ended December 25, 2007, 34 weeks ended December 26, 2006, 18 weeks ended May 2, 2006 (predecessor period, previous to the acquisition of NPC by NPC Acquisition Holdings, LLC, a company controlled by Merrill Lynch Global Private Equity and certain of its affiliates), and 52 weeks ended December 27, 2005 (predecessor period) give effect to the disposition of the Disposition Units as if the disposition occurred on December 29, 2004. Assumptions underlying the pro forma adjustments for the January 2009 Transactions are described in the accompanying notes, which should be read in conjunction with these Unaudited Pro Forma Condensed Consolidated Financial Statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements were prepared using the purchase method of accounting. Accordingly, the estimated cost of the Acquisition Units has been allocated to the assets acquired and liabilities assumed based upon the preliminary estimate of fair values as of September 23, 2008. These estimates of fair market value are preliminary and are, therefore, subject to further refinement. The primary changes to the condensed consolidated statements of income includes an increase in the amortization and depreciation expense associated with the adjustments to franchise rights and facilities and equipment based upon the preliminary estimates of fair value and management’s estimate of the remaining useful lives of the subject assets; application of estimated royalty fees that are to be paid by NPC, a franchisee of PHI; and, certain other contractual adjustments that the Company will recognize on a going forward basis in the operation of these Pizza Hut Restaurants. Accordingly, as these amounts are estimates, actual amounts recognized by the Company for the operation of the Pizza Hut Restaurants could ultimately differ materially from the amounts reflected in these statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to represent what our results of operations or financial condition would have been had the January 2009 Transactions actually occurred on the dates indicated and they do not purport to project our results of operations or financial condition for any future period or as of any future date. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with (1) ”Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and related notes of NPC in its Annual Reports on Form 10-K for the years ended December 25, 2007 and December 26, 2006 and its Quarterly Reports on Form 10-Q for the quarterly periods ended September 23, 2008, June 24, 2008, and March 25, 2008, (2) the Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranches One and Two) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, incorporated by reference in Exhibit 99.1 to this Form 8-K/A, (3) the Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranche Three) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, included in Exhibit 99.3 to this Form 8-K/A, and (4) the Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of NPC International, Inc. incorporated by reference in Exhibit 99.2 to this Form 8-K/A.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

As of September 23, 2008

(Dollars in thousands)

	NPC Intl.	Acquisition Units	Disposition Units	Pro Forma		Pro Forma
	Pro Forma (1)	(Historical)	(Historical)	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$168	$29	$(101)	$631	(3)	$727
Accounts receivable	3,107	—	(8)	—		3,099
Inventories	6,562	328	(313)	—		6,577
Prepaid expenses and other current assets	4,451	5	(20)	—		4,436
Assets held for sale	580	—	—	—		580
Deferred income tax	2,377	—	—	—		2,377
Income taxes receivable	2,544	—	—	—		2,544
Total current assets	19,789	362	(442)	631		20,340
Facilities and equipment	229,068	31,092	(9,234)	(22,350)	(4)	228,576
Less accumulated depreciation	(64,208)	(21,848)	3,538	21,848	(4)	(60,670)
Net facilities and equipment	164,860	9,244	(5,696)	(502)		167,906

Franchise rights, net	415,989	—	(25,067)	8,655	(4)	399,577
Goodwill	190,221	477	(4,429)	478	(4)	186,747
Other assets, net	25,464	7	(1,403)	135	(4)	24,203
Total assets	$816,323	$10,090	$(37,037)	$9,397		$798,773
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,463	$—	$—	$—		$18,463
Accrued payroll	12,952	—	—	—		12,952
Payroll and sales taxes	6,198	—	—	—		6,198
Accrued interest	9,509	—	—	—		9,509
Other accrued liabilities	14,103	—	—	—		14,103
Current portion of insurance reserves	7,713	—	—	—		7,713
Current portion of long-term debt	1,210	—	—	—		1,210
Total current liabilities	70,148	—	—	—		70,148
Long-term debt	429,394	—	—	—		429,394
Other deferred items	26,296	—	—	—		26,296
Insurance reserves	11,602	—	—	—		11,602
Deferred income taxes	130,898	—	—	—		130,898
Total long-term liabilities	598,190	—	—	—		598,190
Stockholders’ equity:
Common stock:
Paid-in capital	163,325	—	—	—		163,325
Accumulated other comprehensive loss	(608)	—	—	—		(608)
Retained earnings (loss)	(14,732)	—	(37,037)	19,487	(5)	(32,282)
Net assets acquired	—	10,090	—	(10,090)	(4)	—
Total stockholders’ equity	147,985	10,090	(37,037)	9,397		130,435
Total liabilities and stockholders’ equity	$816,323	$10,090	$(37,037)	$9,397		$798,773

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Thirty-Nine Weeks Ended September 23, 2008

(Dollars in thousands)

	NPC Intl.	Acquisition Units	Disposition Units	Pro Forma		Pro Forma
	Pro Forma(2)	(Historical)	(Historical)	Adjustments		Combined

Net product sales	$636,786	$42,329	$(27,822)	$(2,758)	(9)	$648,535
Fees and other income	23,654	—	(663)	2,758	(9)	25,749
Total Net Sales	660,440	42,329	(28,485)	—		674,284
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	183,285	11,725	(8,054)	—		186,956
Direct labor	183,937	12,744	(7,668)	—		189,013
Other restaurant operating expenses	211,939	12,155	(8,510)	2,243	(6)
				385	(7)
				(270)	(8)
				(503)	(9)	217,439
General and administrative expenses	39,568	2,378	(551)	503	(9)	41,898
Corporate depreciation and amortization
of intangibles	8,105	—	(1,118)	144	(8)	7,131
Net facility impairment charges	310	27	—	—		337
Net loss on disposition of assets	117	(178)	—	—		(61)
Total costs and expenses	627,261	38,851	(25,901)	2,502		642,713
Operating income	33,179	3,478	(2,584)	(2,502)		31,571
Other expense:
Interest expense	(25,419)	—	—	—		(25,419)
Miscellaneous	(14)	—	(5)	—		(19)
Income before income taxes	7,746	3,478	(2,589)	(2,502)		6,133
Provision for income taxes	2,301	—	—	(645)	(10)	1,656
Income from continuing operations	$5,445	$3,478	$(2,589)	$(1,857)		$4,477

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Fifty-Two Weeks Ended December 25, 2007

(Dollars in thousands)

	NPC Intl.	Acquisition Units	Disposition Units	Pro Forma		Pro Forma
	Pro Forma(2)	(Historical)	(Historical)	Adjustments		Combined

Net product sales	$799,592	$51,057	$(34,923)	$(2,575)	(9)	$813,151
Fees and other income	24,649	—	(726)	2,575	(9)	26,498
Total Net Sales	824,241	51,057	(35,649)	—		839,649
Costs and expenses:
Cost of sales (exclusive of
depreciation and amortization)	219,814	13,607	(9,599)	—		223,822
Direct labor	229,707	15,426	(9,563)	—		235,570
Other restaurant operating expenses	267,152	14,732	(11,187)	2,706	(6)
				513	(7)
				(411)	(8)
				(533)	(9)	272,972
General and administrative expenses	49,981	3,299	(642)	533	(9)	53,171
Corporate depreciation and
amortization of intangibles	11,269	—	(1,497)	195	(8)	9,967
Net facility impairment charges	816	33	—	—		849
Net gain on disposition of assets	(685)	—	—	—		(685)
Total costs and expenses	778,054	47,097	(32,488)	3,003		795,666
Operating income	46,187	3,960	(3,161)	(3,003)		43,983
Other income (expense):
Interest expense	(38,653)	—	—	—		(38,653)
Miscellaneous	8	—	(5)	—		3
Income before income taxes	7,542	3,960	(3,166)	(3,003)		5,333
Provision for income taxes	736	—	—	(884)	(10)	(148)
Income from continuing operations	$6,806	$3,960	$(3,166)	$(2,119)		$5,481

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Thirty-Four Weeks Ended December 26, 2006

(Dollars in thousands)

	NPC Intl.	Disposition Units	Pro Forma		Pro Forma
	Pro Forma (2)	(Historical)	Adjustments		Combined

Net product sales	$363,691	$(21,531)	$—		$342,160
Fees and other income	10,106	(455)	—		9,651
Total Net Sales	373,797	(21,986)	—		351,811
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	96,082	(5,743)	—		90,339
Direct labor	103,261	(5,972)	—		97,289
Other restaurant operating expenses	122,641	(6,826)	—		115,815
General and administrative expenses	23,933	(405)	—		23,528
Corporate depreciation and amortization of
intangibles	7,100	(965)	—		6,135
Net facility impairment charges	220	—	—		220
Net gain on disposition of assets	(615)	—	—		(615)
Total costs and expenses	352,622	(19,911)	—		332,711
Operating income	21,175	(2,075)	—		19,100
Other income (expense):
Interest expense	(25,306)	—	—		(25,306)
Loss on early termination of debt	—	—	—		—
Miscellaneous	85	5	—		90
Loss before income taxes	(4,046)	(2,070)	—		(6,116)
Income tax benefit	(2,298)	—	(828)	(10)	(3,126)
Loss from continuing operations	$(1,748)	$(2,070)	$828		$(2,990)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Eighteen Weeks Ended May 2, 2006

(Dollars in thousands)

Predecessor
NPC Intl.	Disposition Units	Pro Forma
Pro Forma(2)	(Historical)	Combined

Net product sales	$200,999	$(11,906)	$189,093
Fees and other income	5,657	(252)	5,405
Total Net Sales	206,656	(12,158)	194,498
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	51,178	(3,049)	48,129
Direct labor	55,217	(3,249)	51,968
Other restaurant operating expenses	61,790	(3,547)	58,243
General and administrative expenses	24,054	(213)	23,841
Corporate depreciation and amortization of
intangibles	2,075	(68)	2,007
Net facility impairment charges	100	—	100
Net gain on disposition of assets	(207)	—	(207)
Total costs and expenses	194,207	(10,126)	184,081
Operating income	12,449	(2,032)	10,417
Other expense:
Interest expense	(3,744)	—	(3,744)
Loss on early termination of debt	(11,306)	—	(11,306)
Miscellaneous	(690)	(5)	(695)
Loss before income taxes	(3,291)	(2,037)	(5,328)
Provision for income taxes	—	—	(10)	—
Loss from continuing operations	$(3,291)	$(2,037)	$(5,328)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Fifty-Two Weeks Ended December 27, 2005

(Dollars in thousands)

	Predecessor
	NPC Intl.	Disposition Units		Pro Forma
	Pro Forma (2)	(Historical)		Combined

Net product sales	$559,806	$(32,644)		$527,162
Fees and other income	14,614	(624)		13,990
Total Net Sales	574,420	(33,268)		541,152
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	150,402	(8,908)		141,494
Direct labor	155,209	(8,979)		146,230
Other restaurant operating expenses	174,839	(10,025)		164,814
General and administrative expenses	31,772	(572)		31,200
Corporate depreciation and amortization of
intangibles	6,305	(219)		6,086
Net facility impairment charges	1,320	—		1,320
Net gain on disposition of assets	(4,157)	—		(4,157)
Total costs and expenses	515,690	(28,703)		486,987
Operating income	58,730	(4,565)		54,165
Other expense:
Interest expense	(14,630)	—		(14,630)
Miscellaneous	(577)	—		(577)
Income before income taxes	43,523	(4,565)		38,958
Provision for income taxes	—	—	(10)	—
Income from continuing operations	$43,523	$(4,565)		$38,958

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

(1)

Represents the Company’s pro forma combined consolidated balance sheet as of such date after giving effect to the December 2008 Transactions. The computation of such pro forma combined consolidated balance sheet is set forth in Exhibit 99.2 to this Form 8-K/A.

(2)

Represents the Company’s pro forma combined consolidated statement of income for the period presented after giving effect to the December 2008 Transactions. The computation of such pro forma combined consolidated statement of income is set forth in Exhibit 99.2 to this Form 8-K/A.

(3)

The pro forma adjustment gives effect to adjustments in cash in connection with the acquisition of the Pizza Hut Restaurants in the January 2009 Transactions. The purchase price for the Acquisition Units of $18.5 million (not including $0.4 million working capital adjustments) was financed with proceeds received from the Disposition Units of $19.0 million (not including $0.4 million working capital adjustments), cash on hand and advances from the Company’s $75.0 million revolving credit facility. The adjustments to cash were as follows (amounts in thousands):

Acquisition Cost	(18,494)
Less: Acquisition Units working capital adjustments	(362)
Proceeds from Sale of Disposition Units	19,045
Plus: Disposition Units working capital adjustments	442
Pro Forma adjustment to cash	$631

(4)	Reflects the preliminary purchase price allocation to the assets of the Acquisition Units as of the acquisition date for the January 2009 Transactions.

NPC acquired the Acquisition Units in the January 2009 Transactions for a purchase price of $18.5 million. The allocation of the purchase price for acquisition requires extensive use of accounting estimates and judgments to allocate the purchase price to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective fair values. The purchase price for the Acquisition Units was allocated to tangible and intangible assets acquired and liabilities assumed based on their preliminary estimated fair values at the acquisition date. Such valuation requires significant estimates and assumptions. Management believes the fair values assigned to the assets acquired and liabilities assumed are based on reasonable assumptions. The fair value estimates for the purchase price allocation for the Acquisition Units are preliminary and may change if additional information becomes available.

The following table summarizes the estimated fair values of net assets acquired (in thousands):

Plant, property and equipment	$8,742
Franchise agreements	8,655
Goodwill	955
Other intangible assets	142
Net cash paid for acquisition	18,494

Plant, property and equipment acquired within this acquisition will be depreciated over its remaining useful life, or 5-40 years, for any buildings and leasehold improvements. Furniture and equipment will be depreciated over its remaining useful life, or 3-10 years. Franchise rights acquired within this acquisition will be amortized over the initial contractual term plus one renewal term, or 50 years.

(5)	Reflects the pro forma loss recorded on the sale of the Disposition Units in the January 2009 Transactions.

NPC sold the Disposition Units in the January 2009 Transactions for a sale price of $19.0 million in cash. The total sales and income from operations for the Disposition Units was as follows:

				Predecessor
	39 Weeks Ended Sept. 23, 2008	52 Weeks Ended Dec. 25, 2007	34 Weeks Ended Dec. 26, 2006	18 Weeks Ended May 2, 2006	52 Weeks Ended Dec. 27, 2005

Total Net Sales	$28,485	$35,649	$21,986	$12,158	$33,268
Income from continuing operations	$2,589	$3,166	$2,070	$2,037	$4,565

(6)	Reflects royalty expense based on percentage of sales achieved, as defined within the Company’s franchise agreements.
(7)	Reflects rents paid for PHI fee-owned units under 10 year lease agreements for each respective period.
(8)

Reflects the net change in depreciation and amortization expense to account for the fair value assigned to tangible and intangible assets, and related depreciable and amortizable asset life assigned by NPC.

(9)	Reflects reclassification of certain items to be consistent with NPC historical financial statements.
(10)

Reflects the tax effect resulting from the pro forma adjustments based on the statutory tax rate in effect during the period of 40%. No taxes were assessed during the Predecessor periods as the Company adopted subchapter S filing status as of January 1, 2003. Upon the Company’s acquisition by Merrill Lynch Global Private Equity on May 3, 2006, the Company converted to a C Corporation filing status and has become subject to state and federal income taxes.